UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2025

DuPont de Nemours, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38196	81-1224539
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

974 Centre Road, Building 730 Wilmington, Delaware 19805
(Address of Principal Executive Offices) (Zip Code)

(302) 295-5783

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Consent Solicitations – Third Supplemental Indenture

DuPont de Nemours, Inc. (“DuPont”) previously announced its offers to exchange (each an “Exchange Offer” and, collectively, the “Exchange Offers”) its outstanding 4.725% Notes due 2028 (the “2028 Notes”), 5.319% Notes due 2038 (the “2038 Notes”) and 5.419% Notes due 2048 (the “2048 Notes” and, collectively with the 2028 Notes and 2038 Notes, the “Existing Notes”) for new notes to be issued by DuPont. As previously announced, concurrently with the Exchange Offers, DuPont also solicited consents from eligible holders of each series of Existing Notes (each, a “Consent Solicitation” and, collectively, the “Consent Solicitations”) to adopt certain proposed amendments to the indenture governing each series of the Existing Notes (the “Proposed Amendments”). The Exchange Offers and Consent Solicitations were made upon the complete terms and subject to the conditions set forth in the confidential Offering Memorandum and Consent Solicitation Statement, dated September 2, 2025, as supplemented by the Supplement No. 1 to such Offering Memorandum and Consent Solicitation Statement, dated as of September 15, 2025, and as amended by the press release issued by DuPont on September 16, 2025 (together, the “Offering Memorandum and Consent Solicitation Statement”).

The requisite number of consents were received as of 5:00 p.m., New York City time, on September 30, 2025 (the “Expiration Date”) to adopt the Proposed Amendments with respect to the 2028 Notes and, accordingly, the following supplemental indenture to give effect to the Proposed Amendments with respect to the 2028 Notes became operative on October 2, 2025:

•

Third Supplemental Indenture, dated as of September 15, 2025, by and between DuPont de Nemours, Inc. (f/k/a DowDuPont Inc.) and U.S. Bank Trust Company, National Association (including as successor in interest to U.S. Bank National Association), as trustee, relating to DuPont’s outstanding 4.725% Notes due 2028.

The above description of the material terms of the Third Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Supplemental Indenture attached hereto as Exhibit 4.2, the terms of which are in each case incorporated herein by reference. The requisite consents were not received to adopt the Proposed Amendments with respect to DuPont’s 2038 Notes or 2048 Notes, and the Proposed Amendments will not be made with respect to such series of Existing Notes.

Issuance of Senior Notes

In connection with the settlement of the Exchange Offers, on October 2, 2025, DuPont issued $1,584,398,000 aggregate principal amount of 4.725% Notes due 2028 (the “New 2028 Notes”) in exchange for the 2028 Notes tendered and accepted by DuPont, $225,963,000 aggregate principal amount of 5.319% Notes due 2038 (the “New 2038 Notes”) in exchange for the 2038 Notes tendered and accepted by DuPont and $294,781,000 aggregate principal amount of 5.419% Notes due 2048 (the “New 2048 Notes” and, collectively with the New 2028 Notes and the New 2038 Notes, the “New Notes”) in exchange for the 2048 Notes tendered and accepted by DuPont.

The New Notes were issued under an Indenture, dated as of November 28, 2018, by and between DowDuPont Inc. and U.S. Bank National Association, as trustee, as supplemented by the Fourth Supplemental Indenture, dated October 2, 2025, by and between DuPont de Nemours, Inc. and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee. The New Notes are senior unsecured obligations of DuPont.

Each series of the New Notes has the same interest rate, interest payment dates, maturity date and optional redemption provisions as the applicable series of Existing Notes; provided that the methodology for calculating any make-whole redemption price for the New Notes will reflect the Securities Industry and Financial Markets Association model provisions. Interest is payable on the New 2028 Notes on May 15 and November 15 of each year beginning on May 15, 2025, until its maturity date of November 15, 2028. Interest is payable on the New 2038 Notes on May 15 and November 15 of each year beginning on May 15, 2025, until its maturity date of November 15, 2038. Interest is payable on the New 2048 Notes on May 15 and November 15 of each year beginning on May 15, 2025, until its maturity date of November 15, 2048.

If the Intended Electronics Separation is completed on or before March 31, 2026 (the “Special Mandatory Redemption Event”), the Company shall redeem (each redemption, a “Special Mandatory Redemption”) $900,000,000 principal amount of the New 2028 Notes, $225,963,000 principal amount of the New 2038 Notes and $294,781,000 principal amount of the New 2048 Notes on the Special Mandatory Redemption Date (as defined herein) at a redemption price (the “Special Mandatory Redemption Price”) equal to the greater of (1)(a) the sum of the present values of the remaining scheduled payments of principal and interest on each series of the New Notes discounted to the Special Mandatory Redemption Date (assuming each series of the New Notes matured on the applicable par call date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus (i) 25 basis points in the case of the New 2028 Notes and (ii) 30 basis points in the case of the New 2038 Notes and the New 2048 Notes, less (b) interest accrued to the Special Mandatory Redemption Date, and (2) 100% of the principal amount of the applicable series of the New Notes to be redeemed, plus, in either case, accrued and unpaid interest, if any, to, but excluding the Special Mandatory Redemption Date. As used herein, the “Special Mandatory Redemption Date” means the redemption date set forth in the applicable notice of special mandatory redemption with respect to each series of the New Notes.

Additionally, if a change of control triggering event occurs in respect of a series of the New Notes, DuPont will be required to offer to repurchase such series of the New Notes for cash at a purchase price equal to 101% of the principal amount of such series of the New Notes, plus accrued and unpaid interest, if any, to but excluding the date of purchase.

The above description of the material terms of the Fourth Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to such to the full text of the Fourth Supplemental Indenture attached hereto as Exhibit 4.3 the terms of which are in each case incorporated herein by reference.

Registration Rights Agreement

On October 2, 2025, in connection with the completion of the Exchange Offers, DuPont, Citigroup Global Markets Inc., J.P. Morgan Securities LLC, MUFG Securities Americas Inc. and TD Securities (USA) LLC, collectively, as dealer managers, entered into a registration rights agreement with respect to the New Notes (the “Registration Rights Agreement”). DuPont agreed under the Registration Rights Agreement to, among other things, use its commercially reasonable efforts to (i) file a registration statement on an appropriate registration form with respect to a registered offer to exchange the New Notes for exchange notes, with terms substantially identical in all material respects to the New Notes and (ii) cause such registration statement to become effective under the Securities Act of 1933, as amended. DuPont shall be obligated to pay additional interest on the New Notes if it does not complete the exchange offer on or prior to the 365th day after the issuance of the New Notes, or if the shelf registration statement with respect to the New Notes (if required to be filed) is not declared effective by the later of (i) 180 days after the 365th day after the issuance of the New Notes or (ii) 180 days after the receipt of the relevant request for filing of a shelf registration statement from the dealer managers pursuant to the terms of the Registration Rights Agreement.

The foregoing summary of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement attached as Exhibit 4.7 hereto, the terms of which are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

4.2	Third Supplemental Indenture, dated September 15, 2025, by and between DuPont de Nemours, Inc. and U.S. Bank Trust Company, National Association, as trustee.

4.3	Fourth Supplemental Indenture, dated October 2, 2025, by and between DuPont de Nemours, Inc. and U.S. Bank Trust Company, National Association, as trustee.

4.4	Form of 4.725% Notes due 2028 (included in Exhibit 4.3)

4.5	Form of 5.319% Notes due 2038 (included in Exhibit 4.3)

4.6	Form of 5.419% Notes due 2048 (included in Exhibit 4.3)

4.7	Registration Rights Agreement, dated October 2, 2025, by and between DuPont de Nemours, Inc. and Citigroup Global Markets Inc., J.P. Morgan Securities LLC, MUFG Securities Americas Inc. and TD Securities (USA) LLC, collectively, as dealer managers.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUPONT DE NEMOURS, INC.
Registrant

Date: October 2, 2025	By:	/s/ Erik T. Hoover
	Name:	Erik T. Hoover
	Title:	Senior Vice President and General Counsel